UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 9, 2021
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on December 1, 2021, the board of directors (the “Board”) of iRhythm Technologies, Inc. (the “Company”) appointed Douglas J. Devine as Chief Operating Officer of the Company and David A. Vort as Chief Commercial Officer of the Company. In connection with these appointments, each of Mr. Devine and Mr. Vort entered into a promotion letter with the Company (the “Devine Offer Letter” and “Vort Offer Letter”, respectively).

Pursuant to the Devine Offer Letter, effective December 1, 2021, Mr. Devine’s annualized salary will be $500,000, and he will be eligible to receive an annual performance bonus of up to 60% of his base salary. Mr. Devine will continue to be eligible to receive severance benefits pursuant to the terms of the Company’s Change in Control and Severance Policy. Mr. Devine’s employment is on an “at will” basis.

Pursuant to the Vort Offer Letter, effective December 1, 2021, Mr. Vort’s annualized salary will be $409,500, and he will be eligible to receive quarterly performance bonuses in accordance with his 2021 Sales Commission Plan. Mr. Vort will continue to be eligible to receive severance benefits pursuant to the terms of the Company’s Change in Control and Severance Policy. Mr. Vort’s employment is on an “at will” basis.

The foregoing descriptions of the Devine Offer Letter and Vort Offer Letter do not purport to be complete and are qualified in their entirety by reference to the full text of the Devine Offer Letter and Vort Offer Letter, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Promotion Letter, executed December 9, 2021, between iRhythm Technologies, Inc. and Douglas J. Devine.
10.2	Promotion Letter, executed December 10, 2021, between iRhythm Technologies, Inc. and David A. Vort.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: December 14, 2021	By:	/s/ Quentin S. Blackford
Quentin S. Blackford
Chief Executive Officer